                                     [LOGO]

                              SOURCE CAPITAL, INC.

                               SEMI-ANNUAL REPORT
                     for the six months ended June 30, 2000

                              SOURCE CAPITAL, INC.

                                     [LOGO]

DIRECTORS

Willard H. Altman, Jr.
Wesley E. Bellwood
Eric S. Ende
David Rees
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS

Eric S. Ende, PRESIDENT AND
  CHIEF INVESTMENT OFFICER
Steven R. Geist, SENIOR VICE PRESIDENT AND
  FIXED-INCOME MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

ChaseMellon Shareholder Services, L.L.C.
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
         SOR+ Preferred Stock

                         SUMMARY FINANCIAL INFORMATION

                                                                              Six months ended                Year ended
                                                                                June 30, 2000              December 31, 1999
                                                                         ---------------------------  ---------------------------
                                                                             Total                        Total
                                                                              Net        Per Common        Net        Per Common
                                                                             Assets         Share         Assets         Share
                                                                         --------------  -----------  --------------  -----------
Beginning of period....................................................  $  444,388,091   $   50.70   $  417,776,547   $   48.23
Net gain (loss) on investments, realized and unrealized................     (14,023,032)      (1.81)      78,227,825       10.27
Income available to Common shareholders................................         603,663        0.08          404,604        0.05
Regular distributions to Common shareholders...........................     (17,351,391)      (2.25)     (59,511,247)      (7.86)
Proceeds from shares issued for distributions reinvested
  by shareholders......................................................       3,120,918          --        7,490,362        0.01
                                                                         --------------   ---------   --------------   ---------
    Net changes during period..........................................  $  (27,649,842)  $   (3.98)  $   26,611,544   $    2.47
                                                                         --------------   ---------   --------------   ---------
End of period..........................................................  $  416,738,249   $   46.72   $  444,388,091   $   50.70
                                                                         ==============   =========   ==============   =========

                                                                          June 30, 2000  December 31, 1999  December 31, 1998
                                                                          -------------  -----------------  -----------------
Common market price per share...........................................      49 9/16           48 1/4            49 1/16
Common market premium (discount) to net asset value.....................         6.1%           (4.8)%               1.7%
Preferred asset coverage................................................         770%             821%               771%
Preferred liquidation preference per share..............................       $27.50           $27.50             $27.50
Preferred market price per share........................................     27 13/16               28           29 13/16

--------------------------------------------------------------------------------

                           DESCRIPTION OF THE COMPANY

  SOURCE CAPITAL, INC. is a major diversified, publicly traded investment company with total net assets of approximately $417,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stocks and convertible debentures.

  Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. The 1,969,212 outstanding Preferred shares each have a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 7,760,207 shares of Common Stock.

  Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

  Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.

  Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

  Source Capital has a Common Stock Distribution Policy which provides for cash distributions of approximately 10% of the ongoing net asset value of its Common shares. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess may be distributed to shareholders or retained by the Company. Distributions to Common shareholders are paid quarterly in a fixed amount which is periodically adjusted after sustained changes in net asset value appear to the Board of Directors reasonably likely to support the new distribution rate on a continuing basis. This policy is designed to allow Common shareholders to benefit not only from income, but a portion of the capital appreciation which has resulted to date. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

  Since the policy was adopted in June 1976, at an initial annual rate of $1.40 per share, continued increases in net asset value, despite payments from capital, have permitted 20 subsequent increases to the current rate of $4.60. Maintenance of the current $4.60 annualized rate is dependent upon achieving a total return on the Common Stock from both income and appreciation to sustain a net asset value of approximately $46.00.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

  Source Capital's total net assets decreased from $456,768,629 to $416,738,249 during the second quarter. Net asset value per Common share amounted to $46.72 at June 30, 2000 compared with $52.12 at March 31, 2000 and $50.70 at year-end 1999. These changes in net asset value were net of cash distributions of $1.10 and $1.15 paid in the first and second quarters, respectively.

INVESTMENT RESULTS, 2000 FIRST HALF

  For the six months ended June 30, 2000 the net asset value per share of Source Capital's Common Stock decreased by 2.4%, including distributions paid during the period, while total net assets declined 2.7%. These returns compare with a 5.7% increase in the Russell 2500 Index. The foregoing changes were calculated on the basis of reinvesting all dividends and distributions.

INVESTMENT RESULTS, 2000 SECOND QUARTER
  In the most recent quarter, Source Capital's net asset value per share of Common Stock decreased 8.3%, including the $1.15 distribution paid during the period, while total net assets declined 10.0%, both on a reinvestment basis. In comparison, the Russell 2500 Index decreased 4.0% during the quarter, also on a reinvestment basis.

NET INVESTMENT INCOME

  Net investment income amounted to $1,534,863 and $2,966,717 for the second quarter and six months, respectively, as against $1,110,058 and $2,303,411 in the comparable periods of 1999. After providing for Preferred dividends, net investment income per Common share was $0.05 and $0.08 for the quarter and six-month periods, respectively, compared to each of the corresponding periods of 1999 when Preferred dividends exceeded net investment income by $0.01.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

  A regular quarterly distribution of $1.15 per share was paid on June 15, 2000 to shareholders of record on May 26, 2000. This payment marks the 24th anniversary of Source Capital's 10% Distribution Policy which calls for total annual payments approximating 10% of the Common Stock's ongoing net asset value. Since the adoption of this policy, continuing growth in net asset value has led to 20 increases in the distribution rate totaling 229%--from the original $1.40 rate in June 1976, to the current $4.60 rate. The growth in the net asset value which has permitted this continuing expansion in cash distributions has been achieved despite distributions in excess of net investment income of $423,925,154 or $62.87 per Common share, and payments of federal income tax on undistributed realized capital gains amounting to $36,198,677 or $5.99 per Common share. Maintenance of the current $4.60 rate is dependent upon achieving long-term investment results which sustain a net asset value of approximately $46.00.

PREFERRED DIVIDENDS

  The regular Preferred dividend of $0.60 per share was paid on June 15, 2000, to shareholders of record on May 26, 2000. The changes in the Company's total net assets since year-end 1999 have resulted in changes in the Preferred shares' asset coverage from 821% at December 31, 1999 to 843% at March 31, 2000, and 770% at June 30, 2000. The increase in net investment income led to a rise in Preferred dividend coverage to 130% for the second quarter and 126% for the six months, compared to 94% and 97% for the corresponding periods of 1999.

MARKET PRICE OF SOURCE CAPITAL SHARES

  The market price of Source Capital Common Stock increased from $48 1/4 to
$49 9/16 during the first half of 2000. As this $1.31 increase in market price was more than the $3.98 decline in the underlying net asset value, the market discount from net asset value of 4.8% at year-end 1999 reverted to a premium of 6.1% at June 30, 2000. The market price of Source Capital Preferred Stock decreased to $27 13/16 at June 30, 2000 from $28 at year-end 1999.

COMMENTARY

  The stock market retreated in the second quarter, with all major indexes declining. Source participated in this negative performance, with a decline of 8.3%, compared to 4% for the Russell 2500. For most longer periods Source has done well, with the exception of the past 12 months, when the outperformance of tech stocks has distorted the results.

                                Periods Ending June 30, 2000
                     --------------------------------------------------
                                                  Three
                       Quarter     One Year      Years*     Five Years*
                     -----------  -----------  -----------  -----------
Source                     (8.3)%        2.4%        11.7%        15.7%
Russell 2500               (4.0)        18.3         13.8         17.0

* Annualized

  This quarter, I thought it might be of interest to shareholders to discuss some companies which have been in Source Capital's portfolio for a number of years, but are still probably relatively unfamiliar. They each possess the attributes we seek--high returns on capital, good growth prospects, and strong balance sheets, combined with modest valuations.

  None of these companies are in glamorous businesses, but each is the leader in its industry, has a reliable revenue stream on which it earns high margins, and has demonstrated the ability to reinvest capital both in its existing business and in closely related acquisitions.

  BACOU USA is the leader in making personal protection equipment--products that protect industrial and construction workers from injuries. Starting out with the North American rights to the well-known Uvex brand of safety glasses, Bacou used its cash flow to acquire leading brands of other safety products, notably hearing protection, gloves, and respiratory systems. In each of its major product categories, Bacou holds the first or second market share position.

  Bacou's products are sold principally through industrial safety equipment distributors or distributors of general industrial supplies like W.W. Grainger. Having a broader product line gives manufacturers like Bacou more clout with these distributors, and strengthens its competitive advantage compared to others who sell only a few products. Attaining and increasing this competitive advantage is the main stimulus behind Bacou's successful acquisition program.

  Bacou USA is majority owned by a private French company, Bacou S.A. The French firm recently announced that, in order to insure an adequate supply of capital to continue the industry consolidation acquisition strategy, both in the U.S. and in Europe, Bacou will put itself up for sale. Both the majority French shares and the minority shares in Bacou USA would be sold on the same basis. If the sale process is successful, a fall announcement and year-end closing would be likely. A transaction price in the high $20s would be a realistic expectation. Prior to the sale announcement Bacou was trading at $20, compared with expected 2000 earnings of $1.80 per share. It is now about $24.

  DENTSPLY INTERNATIONAL is the leading worldwide manufacturer of dental products. This is an industry which has had excellent growth rates, driven by improving technology, an aging population, and rising income levels in developing countries. Dentsply's leading market shares for most of its products and its strong cash flows have enabled it to fully participate in this industry growth. It has invested aggressively in research and development and has steadily introduced new and innovative products. The company is enhancing the effectiveness of these products by significantly expanding its sales force, which calls directly on dentists. Finally, Dentsply has been successful in expanding the scope of its business through its acquisition program, adding a number of new product areas to its portfolio, most notably endodontics.

  DONALDSON COMPANY is a manufacturer of filtration products for large engines. Its product mix includes both air and liquid filters, as well as exhaust and emission control products. Although investors have traditionally viewed Donaldson as strongly linked to the U.S. heavy truck cycle, this is in fact no longer the case. Half of Donaldson's mobile engine business comes from products sold into the aftermarket, where demand depends on miles driven, not new truck purchases. Much of the rest of its engine business is with producers of agricultural or construction equipment (Deere, Caterpillar, etc.) or foreign truck manufacturers. Although these are cyclical businesses, their cycles are generally out of phase with U.S. heavy trucks. In addition, Donaldson has a substantial business providing filters for stationary gas turbine engines, as well as for machinery in factories. Finally, Donaldson sells specialty filters to such rapidly growing markets as disk drives and semiconductor manufacturing.

  Donaldson's success at diversifying its customer base has produced a decade of double-digit earnings growth, along with high returns on capital, a record which we feel is not reflected in its current valuation of just 13x trailing 12-month earnings.

                            Bacou       Dentsply       Donaldson     Russell 2500
                         -----------  -------------  -------------  ---------------
Recent Price              $      24     $      35      $      20              --
Return on Equity                 19%           22%            28%             12%
Operating Margin                 19%           18%            10%             10%
10 Year EPS Growth Rate          14%           14%            16%             10%
Debt % Capital                   40%           23%            41%             44%
PE                               14x           19x            13x             25x

  As can be seen in the table, these companies have demonstrated financial performance well above the average as represented by the Russell 2500, while selling at lower valuations. This relationship, which is true of the Source portfolio as a whole, is one of our key investment objectives, and a reason that we are optimistic about Source's future prospects.

Respectfully submitted,

/s/ ERIC S. ENDE
Eric S. Ende
President and
  Chief Investment Officer
August 5, 2000

                            PORTFOLIO OF INVESTMENTS
                                 June 30, 2000

COMMON STOCKS                                                                               Shares         Value
----------------------------------------------------------------------------------------  -----------  --------------
PRODUCER DURABLE GOODS -- 22.4%
Crane Co................................................................................      546,700  $   13,291,644
Denison International plc (ADR)*++......................................................      630,900       7,965,112
Donaldson Company, Inc..................................................................      420,400       8,302,900
Graco Inc...............................................................................      556,500      18,086,250
IDEX Corporation........................................................................      496,400      15,667,625
Kaydon Corporation......................................................................      421,800       8,857,800
Manitowoc Company, Inc., The............................................................      337,500       9,028,125
Zebra Technologies Corporation (Class A)*...............................................      269,900      11,959,944
                                                                                                       --------------
                                                                                                       $   93,159,400
                                                                                                       --------------
BUSINESS SERVICES & SUPPLIES -- 11.4%
Bacou USA, Inc.*........................................................................      448,100  $    8,962,000
Expeditors International of Washington, Inc.............................................       58,200       2,764,500
HON INDUSTRIES Inc......................................................................      593,000      13,935,500
JLK Direct Distribution Inc. (Class A)*.................................................      730,700       3,744,838
Kforce.com, Inc.*.......................................................................      451,900       3,135,056
Manpower Inc............................................................................      308,500       9,872,000
Office Depot, Inc.*.....................................................................      803,500       5,021,875
                                                                                                       --------------
                                                                                                       $   47,435,769
                                                                                                       --------------
TECHNOLOGY -- 9.8%
Belden Inc..............................................................................      519,500  $   13,312,187
Channell Commercial Corporation*........................................................      265,000       3,180,000
KEMET Corporation*......................................................................      449,800      11,273,113
Methode Electronics, Inc. (Class A).....................................................      338,200      13,062,975
                                                                                                       --------------
                                                                                                       $   40,828,275
                                                                                                       --------------
HEALTH CARE -- 8.2%
DENTSPLY International Inc..............................................................      399,100  $   12,297,269
Landauer, Inc.++........................................................................      510,000       7,936,875
Lincare Holdings Inc.*..................................................................      215,000       5,294,375
Ocular Sciences, Inc.*..................................................................      722,900       8,494,075
                                                                                                       --------------
                                                                                                       $   34,022,594
                                                                                                       --------------
DISTRIBUTION -- 7.7%
Arrow Electronics, Inc.*................................................................      370,000  $   11,470,000
Black Box Corporation*..................................................................      260,800      20,648,025
                                                                                                       --------------
                                                                                                       $   32,118,025
                                                                                                       --------------
RETAILING -- 6.6%
Circuit City Stores, Inc................................................................      351,600  $   11,668,725
O'Reilly Automotive, Inc.*..............................................................    1,129,000      15,664,875
                                                                                                       --------------
                                                                                                       $   27,333,600
                                                                                                       --------------
MATERIALS -- 6.1%
Martin Marietta Materials, Inc..........................................................      185,000  $    7,480,937
OM Group, Inc...........................................................................      412,500      18,150,000
                                                                                                       --------------
                                                                                                       $   25,630,937
                                                                                                       --------------

INSURANCE -- 3.2%
Brown & Brown, Inc......................................................................      259,350  $   13,486,200
                                                                                                       --------------

                            PORTFOLIO OF INVESTMENTS

                                                                                           Shares or
                                                                                             Face
COMMON STOCKS (CONTINUED)                                                                   Amount         Value
----------------------------------------------------------------------------------------  -----------  --------------
ENTERTAINMENT -- 2.6%
Carnival Corporation....................................................................      546,600  $   10,658,700
                                                                                                       --------------
CONSUMER DURABLE GOODS -- 2.3%
Clayton Homes, Inc......................................................................    1,216,600  $    9,732,800
                                                                                                       --------------
CONSUMER NON-DURABLE GOODS -- 1.8%
Lancaster Colony Corporation............................................................      390,450  $    7,491,759
                                                                                                       --------------
EDUCATION -- 1.7%
Strayer Education, Inc..................................................................      298,200  $    7,156,800
                                                                                                       --------------

BANKING -- 1.1%
National Commerce Bancorporation........................................................      294,700  $    4,733,619
                                                                                                       --------------

TOTAL COMMON STOCKS -- 84.9% (Cost $287,972,751)........................................               $  353,788,478
                                                                                                       --------------
PREFERRED STOCKS -- 2.2% (Cost $10,015,878)
Crown American Realty Trust.............................................................       59,000  $    2,227,250
New Plan Excel Realty Trust, Cvt........................................................      225,000       5,006,250
ProLogis Trust (Series A)...............................................................       80,000       1,865,000
                                                                                                       --------------
                                                                                                       $    9,098,500
                                                                                                       --------------
CONVERTIBLE BONDS AND DEBENTURES
PRODUCER DURABLE GOODS -- 1.8%
Checkpoint Systems, Inc. -- 5 1/4% 2005.................................................  $ 4,000,000  $    2,580,000
DRS Technologies, Inc. -- 9% 2003.......................................................    2,000,000       2,610,000
MascoTech, Inc. -- 4 1/2% 2003..........................................................    3,000,000       2,253,750
                                                                                                       --------------
                                                                                                       $    7,443,750
                                                                                                       --------------
TRANSPORTATION -- 1.7%
Offshore Logistics, Inc. -- 6% 2003.....................................................  $ 7,500,000  $    6,918,750
                                                                                                       --------------
REAL ESTATE INVESTMENT TRUST -- 1.5%
CenterTrust Retail Properties, Inc.
  -- 7 1/2% 2001 (Series A).............................................................  $ 1,050,000  $    1,015,219
  -- 7 1/2% 2001 (Series B).............................................................    2,750,000       2,667,500
Rockefeller Center Properties, Inc. -- 0% 2000..........................................    3,005,000       2,550,494
                                                                                                       --------------
                                                                                                       $    6,233,213
                                                                                                       --------------
TELECOMMUNICATIONS -- 1.3%
World Access, Inc. -- 4 1/2% 2002.......................................................  $ 7,505,000  $    5,666,275
                                                                                                       --------------
DISTRIBUTION -- 1.0%
Reptron Electronics, Inc. -- 6 3/4% 2004................................................  $ 5,980,000  $    4,036,500
                                                                                                       --------------
CONSUMER NON-DURABLE GOODS -- 0.5%
Bell Sports Corp. -- 4 1/4% 2000........................................................  $   385,000  $      367,675
Central Garden & Pet Co. -- 6% 2003.....................................................    2,500,000       1,712,500
                                                                                                       --------------
                                                                                                       $    2,080,175
                                                                                                       --------------
BUSINESS SERVICES & SUPPLIES -- 0.3%
Office Depot, Inc. -- 0% 2008...........................................................  $ 2,000,000  $    1,407,500
                                                                                                       --------------

TOTAL CONVERTIBLE BONDS
 AND DEBENTURES -- 8.1% (Cost $35,317,367)..............................................               $   33,786,163
                                                                                                       --------------

                            PORTFOLIO OF INVESTMENTS

NON-CONVERTIBLE BONDS AND DEBENTURES                                                      Face Amount      Value
----------------------------------------------------------------------------------------  -----------  --------------
CORPORATE -- 3.1%
Advantica Restaurant Group, Inc. -- 11 1/4% 2008........................................  $ 2,131,100  $    1,417,181
DLJ Mortgage Acceptance Corp. (Series 1997-E Class B) -- 7.5481% 2026+..................      941,000         669,948
Pathmark Stores, Inc.
  -- 11 5/8% 2002.......................................................................    3,000,000         720,000
  -- 12 5/8% 2002.......................................................................    3,000,000         720,000
Realty Income Corporation -- 8 1/4% 2008................................................    2,000,000       1,790,000
Tenet Healthcare Corporation -- 8% 2005.................................................    2,000,000       1,925,000
Trump Atlantic City Associates -- 11 1/4% 2006..........................................    4,000,000       2,840,000
United Stationers Inc. -- 8 3/8% 2008...................................................    3,000,000       2,760,000
                                                                                                       --------------
                                                                                                       $   12,842,129
                                                                                                       --------------
U.S. GOVERNMENT AND AGENCIES -- 0.2%
Federal Home Loan Mortgage Corporation
  -- 6 1/2% 2023 (IO)...................................................................  $ 1,751,200  $      171,152
  -- 10.15% 2006 (REMIC)................................................................       36,100          36,134
Government National Mortgage Association (Mobile Home)
  -- 9 3/4% 2010........................................................................      939,000         961,301
                                                                                                       --------------
                                                                                                       $    1,168,587
                                                                                                       --------------
TOTAL NON-CONVERTIBLE BONDS
 AND DEBENTURES -- 3.3% (Cost $18,683,074)..............................................               $   14,010,716
                                                                                                       --------------

TOTAL INVESTMENT SECURITIES -- 98.5% (Cost $351,989,070)................................               $  410,683,857
                                                                                                       --------------

SHORT-TERM INVESTMENTS -- 1.5% (Cost $6,138,315)
Short-term Corporate Note:
  Grainger (W.W.), Inc. -- 6.6% 7/31/00.................................................  $ 4,000,000  $    3,978,000
State Street Bank Repurchase Agreement -- 5 1/4% 7/3/00
  (Collateralized by U.S. Treasury Note -- 5.625% 2002
  (Market Value $2,205,713).............................................................    2,160,000       2,160,315
                                                                                                       --------------
                                                                                                       $    6,138,315
                                                                                                       --------------
TOTAL INVESTMENTS -- 100.0% (Cost $358,127,385).........................................               $  416,822,172
Other assets and liabilities, net -- 0.0%...............................................                      (83,923)
                                                                                                       --------------

TOTAL NET ASSETS -- 100%................................................................               $  416,738,249
                                                                                                       ==============

 * Non-income producing securities
 + Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration.
++ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the six months ended June 30, 2000.

                                                                         Purchases      Sales      Realized    Dividend
                                                                          at Cost      at Cost       Gain       Income
                                                                        -----------  -----------  -----------  ---------
Denison International plc (ADR).......................................  $   546,450      --           --          --
Landauer, Inc.........................................................    3,046,639      --           --       $ 306,145

See notes to financial statements.

                            MAJOR PORTFOLIO CHANGES
                          Quarter Ended June 30, 2000

                                                                           Shares or
                                                                          Face Amount
                                                                        ----------------
NET PURCHASES

COMMON STOCKS
Carnival Corporation..................................................       85,000 shs.
Circuit City Stores, Inc..............................................       83,000 shs.
Denison International plc (ADR).......................................       47,600 shs.
Donaldson Company, Inc................................................       76,600 shs.
Lancaster Colony Corporation..........................................       30,000 shs.
Landauer, Inc.........................................................      122,900 shs.
Lincare Holdings Inc.(1)..............................................      215,000 shs.
Martin Marietta Materials, Inc........................................       46,400 shs.
National Commerce Bancorporation(1)...................................      294,700 shs.
Office Depot, Inc.....................................................      264,600 shs.

PREFERRED STOCK
ProLogis Trust (Series A).............................................       64,400 shs.

CONVERTIBLE SECURITY
Office Depot, Inc. -- 0% 2008(1)......................................  $      2,000,000

NON-CONVERTIBLE SECURITIES
Realty Income Corporation -- 8 1/4% 2008..............................  $        690,000
Tenet Healthcare Corporation -- 8% 2005(1)............................  $      2,000,000

NET SALES

COMMON STOCKS
Black Box Corporation.................................................       54,000 shs.
Expeditors International of Washington, Inc...........................       20,000 shs.
Galileo International, Inc.(2)........................................      291,700 shs.
Huttig Building Products, Inc.(2).....................................      121,488 shs.
IDEX Corporation......................................................       22,000 shs.
KEMET Corporation.....................................................       45,000 shs.
OM Group, Inc.........................................................        9,000 shs.

PREFERRED STOCK
Prime Retail, Inc., Cvt. (Series B)(2)................................       40,000 shs.

CONVERTIBLE SECURITY
Quintiles Transnational Corp. -- 4 1/4% 2000(2).......................  $      2,000,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                                                       June 30, 2000
                                                                                               ------------------------------
ASSETS
  Investments at value:
    Investment securities -- at market value
      (cost $351,989,070) -- Note A..........................................................  $  410,683,857
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) -- Note A.................................................       6,138,315  $  416,822,172
                                                                                               --------------
  Cash.......................................................................................                             366

  Receivable for:
    Accrued interest and dividends...........................................................  $    1,617,972
    Investment securities sold...............................................................         951,702       2,569,674
                                                                                               --------------  --------------
                                                                                                               $  419,392,212

LIABILITIES
  Payable for:
    Investment securities purchased..........................................................  $    2,141,678
    Advisory fees............................................................................         240,824
    Accrued dividends -- Preferred Stock.....................................................         196,921
    Accrued expenses.........................................................................          74,540       2,653,963
                                                                                               --------------  --------------
TOTAL NET ASSETS -- June 30, 2000............................................................                  $  416,738,249
                                                                                                               ==============

  Assets applicable to Preferred Stock at a liquidation preference of
    $27.50 per share (asset coverage 770%) -- Note B.........................................                  $   54,153,330
                                                                                                               ==============

  Net assets applicable to Common Stock -- $46.72 per share..................................                  $  362,584,919
                                                                                                               ==============

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per share;
    authorized 3,000,000 shares; outstanding 1,969,212 shares -- Note B......................                  $    5,907,636
  Common Stock -- par value $1 per share; authorized 12,000,000 shares;
    outstanding 7,760,207 shares -- Note B...................................................                       7,760,207
  Additional Paid-in Capital.................................................................                     314,355,170
  Undistributed net investment income........................................................                       3,371,321
  Undistributed net realized gain on investments.............................................                      26,649,128
  Unrealized appreciation of investments.....................................................                      58,694,787
                                                                                                               --------------
TOTAL NET ASSETS -- June 30, 2000............................................................                  $  416,738,249
                                                                                                               ==============

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     For the six months ended June 30, 2000

INVESTMENT INCOME
  Income:
    Interest................................................                  $  2,735,364
    Dividends (including $306,145 from securities of
     affiliates)............................................                     2,219,002
                                                                              ------------
                                                                              $  4,954,366
  Expenses -- Note C:
    Advisory fees...........................................  $  1,528,472
    Reports to shareholders.................................       137,321
    Transfer agent fees and expenses........................       134,503
    Directors' fees and expenses............................        45,000
    Taxes, other than federal income tax....................        33,320
    Legal and auditing fees.................................        30,672
    Insurance...............................................        28,251
    Custodian fees and expenses.............................        23,129
    Registration and filing fees............................        16,722
    Other expenses..........................................        10,259       1,987,649
                                                              ------------    ------------
        Net investment income -- Note A.....................                  $  2,966,717
                                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized gain on investments:
    Proceeds from sale of investment securities
      (Excluding short-term investments with maturities of
     60 days or less).......................................  $ 70,558,101
    Cost of investment securities sold......................    44,001,238
                                                              ------------
      Net realized gain on investments -- Notes A and D.....                  $ 26,556,863
  Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period..........  $ 99,274,682
    Unrealized appreciation at end of period................    58,694,787
                                                              ------------
      Decrease in unrealized appreciation of investments....                   (40,579,895)
                                                                              ------------
        Net realized and unrealized loss on investments.....                  $(14,023,032)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................................                  $(11,056,315)
                                                                              ============

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                      For the six months ended           For the year ended
                                                            June 30, 2000                 December 31, 1999
                                                    -----------------------------   -----------------------------
INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations:
  Net investment income...........................  $  2,966,717                    $  5,130,713
  Net realized gain on investments
    -- Notes A and D..............................    26,556,863                      66,936,690
  Increase (decrease) in unrealized
    appreciation of investments...................   (40,579,895)                     11,291,135
                                                    ------------                    ------------
Increase (decrease) in total net assets resulting
  from operations.................................                  $(11,056,315)                   $ 83,358,538

Distributions to Preferred shareholders:
  From net investment income......................                    (2,363,054)                     (4,726,109)

Distributions to Common shareholders:
  From net investment income......................            --                    $   (709,997)
  From net realized capital gains.................  $(17,351,391)    (17,351,391)    (58,801,250)    (59,511,247)
                                                    ------------                    ------------
  Proceeds from shares issued for distributions
    reinvested by shareholders -- Note B..........                     3,120,918                       7,490,362
                                                                    ------------                    ------------
Increase (decrease) in total net assets...........                  $(27,649,842)                   $ 26,611,544

TOTAL NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $2,767,658 and $3,073,051....................                   444,388,091                     417,776,547
                                                                    ------------                    ------------
End of period, including
  undistributed net investment income
  of $3,371,321 and $2,767,658....................                  $416,738,249                    $444,388,091
                                                                    ============                    ============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
  Selected data for a share of Common Stock outstanding throughout each period

                                                      Six
                                                     Months                     Year ended December 31,
                                                     Ended      ---------------------------------------------------------
                                                    June 30,
                                                      2000        1999        1998        1997        1996        1995
                                                    ---------   ---------   ---------   ---------   ---------   ---------
Per share operating performance:
Net asset value at beginning of period............  $  50.70    $  48.23    $  50.20    $  45.35    $  42.58    $  38.52
                                                    --------    --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income...........................  $   0.39    $   0.67    $   0.88    $   1.08    $   1.30    $   1.48
  Net realized and unrealized gain (loss)
     on investment securities.....................     (1.81)      10.27        2.37       10.50        8.25        6.84
                                                    --------    --------    --------    --------    --------    --------
  Total from investment operations................  $  (1.42)   $  10.94    $   3.25    $  11.58    $   9.55    $   8.32
                                                    --------    --------    --------    --------    --------    --------
Distributions to Preferred shareholders:
  From net investment income......................  $  (0.31)   $  (0.62)   $  (0.63)   $  (0.65)   $  (0.65)   $  (0.66)
Distributions to Common shareholders:
  From net investment income......................        --       (0.09)      (0.41)      (0.32)      (0.51)      (0.50)
  From net realized gains.........................     (2.25)      (7.77)      (4.21)      (5.76)      (5.62)      (3.10)
                                                    --------    --------    --------    --------    --------    --------
    Total distributions...........................  $  (2.56)   $  (8.48)   $  (5.25)   $  (6.73)   $  (6.78)   $  (4.26)
                                                    --------    --------    --------    --------    --------    --------
Effect of shares issued for distributions
  reinvested by shareholders......................        --    $   0.01    $   0.03          --          --          --
                                                    --------    --------    --------    --------    --------    --------

Net asset value at end of period..................  $  46.72    $  50.70    $  48.23    $  50.20    $  45.35    $  42.58
                                                    ========    ========    ========    ========    ========    ========
Per share market value at end of period...........  $  49.56    $  48.25    $  49.06    $  51.06    $  45.50    $  41.88
Total investment return(1)........................      7.4%       15.2%        5.8%       26.9%       24.5%       23.4%
Net asset value total return(2)...................    (2.4)%       23.1%        5.8%       25.4%       21.9%       20.7%

Ratios/supplemental data:
  Net assets at end of period (in thousands)......  $416,738    $444,388    $417,777    $425,490    $382,146    $362,087
  Ratio of expenses to average net assets.........     0.90%(3)    0.87%       0.87%       0.87%       0.89%       0.91%
  Ratio of net income to average net assets.......     1.34%(3)    1.21%       1.59%       1.95%       2.52%       3.04%
  Portfolio turnover rate.........................    30.01%(3)   23.51%      28.34%      27.46%      41.04%      51.44%

Preferred Stock:
Total shares outstanding(4).......................  1,969,212   1,969,212   1,969,212   1,969,212   1,969,212   1,969,212
Asset coverage per share(4).......................   $211.63     $225.67     $212.15     $216.07     $194.06     $183.87
Involuntary liquidation preference per share......    $27.50      $27.50      $27.50      $27.50      $27.50      $27.50
Average market value per share(5).................    $27.88      $28.54      $29.95      $28.72      $28.50      $28.00

(1) Based on market value per share, adjusted for reinvestment of distributions and taxes

(2) Based on net asset value per share, adjusted for reinvestment of distributions and taxes

(3) Annualized

(4) Information shown as of the end of the period

(5) The average of all month-end market values during each period

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2000

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

      The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

      1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or, if there was not a sale that day, at the mean between the most recent bid and asked prices. Securities which are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

      2. FEDERAL INCOME TAX--No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

      3. USE OF ESTIMATES--The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

      4. OTHER--Securities transactions are accounted for on the date securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date.

NOTE B--CAPITAL STOCK

      The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

      The Company issued 62,563 shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders during the six months ended
June 30, 2000.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

      Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser") monthly investment advisory fees calculated at an annual rate of .725% for the first $100 million of total net assets, .700% for the next $100 million of total net assets, and .675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

      For the six months ended June 30, 2000, the Company paid aggregate fees of $45,000 to all Directors who are not affiliated persons of the Investment Adviser. During the six months ended June 30, 2000, the Company incurred legal fees of $3,772 payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm. The Officers of the Company are also officers of the Investment Adviser.

NOTE D--PURCHASES AND SALES OF SECURITIES

      Cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $64,142,128 for the six months ended June 30, 2000. Cost of investment securities owned at June 30, 2000 was the same for federal income tax and financial reporting purposes. Gains and losses are based on the specific certificate identification method. Gross unrealized appreciation and depreciation for all investments at June 30, 2000 for federal income tax purposes was $95,628,187 and $36,933,400, respectively.

NOTE E--CHANGE IN CONTROL OF INVESTMENT ADVISER

      United Asset Management Corporation (UAM), the parent of the Investment Adviser, has entered into an agreement to be acquired by Old Mutual plc, a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. This transaction will create a change in control of the Investment Adviser and, as required by the Investment Company Act of 1940, a new investment advisory agreement must be approved by shareholders upon this event. In anticipation, the Board of Directors of the Company has approved a new investment advisory agreement which will be submitted to shareholders at the special meeting scheduled for October 23, 2000. The Board has also approved an interim investment advisory agreement to take effect should the acquisition of UAM occur prior to the shareholder meeting date. Both investment advisory agreements are substantially the same as the current investment advisory agreement approved by shareholders on May 1, 2000.

                           RESULTS OF ANNUAL MEETING

    Following is a list of matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 1, 2000:

    1. With respect to the election of five directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

                                                                                                         VOTES FOR    VOTES WITHHELD
                                                                                                        ------------  --------------
COMMON
Wesley E. Bellwood....................................................................................     6,398,942        62,166
Eric S. Ende..........................................................................................     6,403,127        62,166
David Rees............................................................................................     6,403,674        62,166
Robert L. Rodriguez...................................................................................     6,405,026        62,166
Lawrence J. Sheehan...................................................................................     6,405,711        62,166

PREFERRED
Willard H. Altman, Jr.................................................................................     1,707,638        12,119
Paul G. Schloemer.....................................................................................     1,709,196        12,119

    2. With respect to continuation of the Investment Advisory Agreement, a total of 8,015,271 shares voted for, 45,860 shares voted against and 124,867 shares abstained.

    3. With respect to the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year, a total of 8,097,601 shares voted for, 26,202 shares voted against and 62,195 shares abstained.

   No broker non-votes were received with respect to any of the matters voted upon above.

SOURCE CAPITAL, INC.                             BULK RATE
11400 West Olympic Boulevard, Suite 1200       U.S. POSTAGE
Los Angeles, California 90064                      PAID
                                                   CMSS